UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets
As previously disclosed, on February 26, 2026, Diversified Production LLC (“Diversified”), a wholly-owned subsidiary of Diversified Energy Company (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Sheridan Holding Company III, LLC (the “Seller”) for the purchase of certain oil and natural gas wells, leasehold interests and related assets located in certain counties in east Texas, including Cherokee, Harrison, Nacogdoches, Panola, and Rusk Counties (the “Transaction”).
On April 30, 2026, the Transaction closed for a total purchase price of approximately $248 million, subject to adjustment pursuant to the terms of the Purchase Agreement. The purchase price was funded through borrowings under Diversified’s senior secured revolving credit facility.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 26, 2026 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired
The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information
The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

May 1, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary